                                                                    EXHIBIT 25.2

________________________________________________________________________________
________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                       _________________________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                        BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                 New York                                     13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION             (I.R.S. EMPLOYER
       IF NOT A US NATIONAL BANK)                          IDENTIFICATION NO.)

               88 Pine Street
            New York, New York                                   10005
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                     88 Pine Street, New York, NY  10005
                                (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                     ____________________________________

                      PRICE COMMUNICATIONS CELLULAR  INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

            Delaware                                        13-3504402
  (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)



                             45 Rockefeller Center
                           New York, New York  10020
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ______________________________________

   Guarantee of the 13-1/2% Series B Senior Secured Discount Notes due 2007
                of Price Communications Cellular Holdings, Inc.
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________
________________________________________________________________________________
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                                     - 2 -


ITEM 1.    GENERAL INFORMATION.
           --------------------

           Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York NY 10045

                        State of New York Banking Department
                        2 Rector Street, New York, NY 10006

      (b)  Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the trustee.

ITEM 16.   LIST OF EXHIBITS.
           -----------------

     List below all exhibits filed as part of this statement of eligibility.

     1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

     2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

     3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

     4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 25th day of November, 1997.

                                       BANK OF MONTREAL TRUST COMPANY



                                       By /s/ Amy Roberts
                                         -----------------------------
                                         Amy Roberts
                                         Vice President

                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                     NEW YORK

                         ------------------------------

ASSETS

Due From Banks                                                  $   594,897
                                                                -----------

Investment Securities:
    State & Municipal                                            17,099,800
    Other                                                               100
                                                                -----------
        TOTAL SECURITIES                                         17,099,900

Loans and Advances
    Federal Funds Sold                                            2,000,000
    Overdrafts                                                       17,218
                                                                -----------
        TOTAL LOANS AND ADVANCES                                  2,017,218
                                                                -----------

Investment in Harris Trust, NY                                    8,036,150
Premises and Equipment                                              122,818
Other Assets                                                      2,721,789
                                                                -----------
                                                                 10,880,757
                                                                -----------

        TOTAL ASSETS                                            $30,592,772
                                                                ===========

LIABILITIES

Trust Deposits                                                  $ 6,408,362
Other Liabilities                                                   659,021
                                                                -----------
        TOTAL LIABILITIES                                         7,067,383
                                                                -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
    Fully Paid - 10,000 Shares of $100 Each                       1,000,000
Surplus                                                           4,222,188
Retained Earnings                                                18,298,208
Equity - Municipal Gain/Loss                                          4,993
                                                                -----------
        TOTAL CAPITAL ACCOUNTS                                   23,525,389
                                                                -----------

        TOTAL LIABILITIES
        AND CAPITAL ACCOUNTS                                    $30,592,772
                                                                ===========

       I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                                 June 30, 1997

       We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom